SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934


Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

  [ ]   Preliminary Proxy Statement

  [ ]   Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))

  [ ]   Definitive Proxy Statement

  [X]   Definitive Additional Materials

  [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   FILING BY:
                          CYPRUS AMAX MINERALS COMPANY
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

                                      N/A
________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  [X]   No fee required.

  [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1) Title of each class of securities to which transaction applies:
        (2) Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
        (4) Proposed maximum aggregate value of transaction:
        (5) Total Fee paid:

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:____________________________________________

        (2) Form, Schedule or Registration Statement No.:______________________

        (3) Filing Party: _____________________________________________________

        (4) Date Filed: _______________________________________________________

               As filed with the Commission on September 23, 1999

[Cyprus                                        Cyprus Amax Minerals Company
  Amax     CYPRUS AMAX                         9100 East Mineral Circle
  logo]    MINERALS COMPANY                    Post Office Box 3299
                                               Englewood, Colorado 80155-3299
                                               (303) 643-5000
--------------------------------------------------------------------------------

[Logo]       CYPRUS AMAX
             MINERALS COMPANY
             ----------------


September 21, 1999

TO:      Participants in the Cyprus Amax Minerals Company Savings Plan and Trust

RE:      Impact of the Proposed Merger on Savings Plan Accounts
         ------------------------------------------------------

         On September 30, 1999, the shareholders of Cyprus Amax Minerals Company ("Cyprus Amax") and ASARCO Incorporated ("Asarco") will vote on the proposed merger (the "Merger") of Cyprus Amax and Asarco to form Asarco Cyprus Incorporated ("Asarco Cyprus"). If the shareholders approve the Merger and upon the completion of the Merger, the shares of Cyprus Amax common stock ("Cyprus Amax Shares"), if any, held in your account in the Cyprus Amax Minerals Company Savings Plan and Trust (the "Savings Plan") will need to be adjusted to reflect the Merger. This memorandum is intended to describe to you the impact that the Merger will have on your Cyprus Amax Shares held in your account in the Savings Plan.

         Shares Will Be Exchanged. If the Merger is approved by shareholders and upon the completion of the Merger, all of the Cyprus Amax Shares in the Savings Plan will be converted into whole shares of Asarco Cyprus common stock ("Asarco Cyprus Shares"), pursuant to an exchange ratio established in the merger agreement between Asarco and Cyprus Amax. Accordingly, each Cyprus Amax Share will be exchanged for 0.765 of an Asarco Cyprus Share.


================================================================================
Example - Part 1: Assume that Pat is a participant in the Savings Plan and that Pat's Savings Plan account has been credited with 1,000 Cyprus Amax Shares. Assume further that the shareholders approve the Merger. As a result, effective as of the Merger, the 1,000 Cyprus Amax Shares held in Pat's Savings Plan account will be convened into 765 Asarco Cyprus Shares (that is, 1,000 x 0.765 =
765).
================================================================================


         $5 Special Payment. If the Merger is approved by shareholders and upon the completion of the Merger, each shareholder of Asarco Cyprus will receive a special payment of $5 for each Asarco Cyprus Share such shareholder owns (the "Special Payment"). The Special Payment will be made to shareholders as soon as possible after the consummation of the Merger.

================================================================================
Example - Part 2: Because Pat's Savings Plan account has been credited with 765 Asarco Cyprus Shares, Pat's account will be allocated with a Special Payment of $3,825 ($5 x 765 Asarco Cyprus Shares).
================================================================================


         For purposes of the Savings Plan, the Special Payment will be treated as if it were a dividend payment and will be paid directly into the Savings Plan. Once contributed to the Savings Plan, the Trustee of the Savings Plan, T. Rowe Price, will invest the Special Payment that has been allocated to your Savings Plan account in the available investment funds in the same proportion as the investment election you have made with respect to your future pre-tax contributions. If you are not making any future pre-tax contributions, then the Special Payment will be invested in the same proportion as the investment election you have made with respect to your future after-tax contributions.


================================================================================
Example - Part 2: Assume that Pat had elected to invest 50% of her future pre-tax contributions in the Science and Technology Fund and the remaining 50% in the Cyprus Amax Common Stock fund. As a result, 50% of the Special Payment allocated to Pat's Savings Plan account will be invested in the Science and Technology Fund and the remaining 50% will be invested in the Asarco Cyprus Common Stock fund.
================================================================================


         Future Matching Contributions. If the Merger is approved by the shareholders and upon the completion of the Merger, then commencing with the third quarter of 1999, the Company matching contributions made to the Savings Plan on behalf of any participant who is actively contributing a portion of his/her base salary under the Savings Plan will be used to purchase Asarco Cyprus Shares. The current restrictions on a participant's ability to redirect the investment of matching contributions allocated to such participant's Savings Plan account will continue to apply.


================================================================================
Example - Part 3: Assume that Pat has elected to contribute 6% of Pat's $25,000 annual base pay as pre-tax contributions to the Savings Plan. At the end of the third quarter 1999, the Company would make a matching contribution to the Savings Plan on Pat's behalf equal to $187.50 (that is, $25,000 x 6% x 50% x 1/4). The Trustee would use the $187.50 matching contribution to purchase Asarco Cyprus Shares on the open market. Assuming solely for purposes of this example, that the price per Asarco Cyprus Share on the open market at that time is $25, the Trustee would purchase $187.50 worth of Asarco Cyprus Shares (or 7.5 shares). Thus, 7.5 Asarco Cyprus Shares would be allocated to Pat's Savings Plan account.
================================================================================

         IMPORTANT: The assumptions made in this memorandum with respect to the price per Asarco Cyprus Share is provided solely for illustration purposes and in no way should be construed as a representation or guarantee of the price of Asarco Cyprus Shares by the Savings Plan, the Committee, Cyprus Amax, or any other person.

         If the Merger is not approved by majorities of the shareholders of Cyprus Amax and Asarco, the above-described changes will not occur. This memorandum summarizes the material changes to the Savings Plan that would become effective on the date the Merger is consummated pursuant to the terms of the agreement between Cyprus Amax and Asarco regarding the Merger. You should keep this memorandum with your Summary Plan Description for the Savings Plan, which is located in the "A Summary of Your Benefits" binder, for future reference.

         The Cyprus Amax Minerals Company Benefits Committee (the "Committee"), as the Savings Plan Administrator, may adopt, from time to time and at any time, such rules and procedures that it determines to be necessary or desirable with respect to the operation of the Savings Plan. Cyprus Amax, as the sponsor of the Savings Plan, and/or the Benefits Committee, within its authority to act on behalf of Cyprus Amax in a settlor (non-fiduciary) capacity, continue to retain the right, within its sole discretion and authority, at any time and from time to time, to amend, modify or eliminate any provision of the Savings Plan and/or to terminate the Savings Plan.

         Questions? Please direct any questions you may have about this memorandum or about the Savings Plan in general to your local Organizational Services representative.



                                               /s/ Chris L. Crowl
                                               ---------------------------
                                               Chris L. Crowl
                                               Director Organizational Services

[Cyprus                                          Cyprus Amax Minerals Company
 Amax     CYPRUS AMAX                            9100 East Mineral Circle
 logo]    MINERALS COMPANY                       Post Office Box 3299
                                                 Englewood, Colorado 80155-3299
                                                 (303) 643-5000
--------------------------------------------------------------------------------

September 21, 1999

TO: Participants in the Cyprus Amax Minerals Company Thrift Plan for Bargaining Unit Employees

RE:      Impact of the Proposed Merger on Thrift Plan Accounts

================================================================================

         On September 30, 1999, the shareholders of Cyprus Amax Minerals Company ("Cyprus Amax") and ASARCO Incorporated ("Asarco") will vote on the proposed merger (the "Merger") of Cyprus Amax and Asarco to form Asarco Cyprus Incorporated ("Asarco Cyprus"). If the shareholders approve the Merger and upon the completion of the Merger, the shares of Cyprus Amax common stock ("Cyprus Amax Shares"), if any, held in your account in the Cyprus Amax Minerals Company Thrift Plan for Bargaining Unit Employees (the "Thrift Plan") will need to be adjusted to reflect the Merger. This memorandum is intended to describe to you the impact that the Merger will have on your Cyprus Amax Shares held in your account in the Thrift Plan.

         Shares Will Be Exchanged. If the Merger is approved by shareholders and upon the completion of the Merger, all of the Cyprus Amax Shares in the Thrift Plan will be converted into whole shares of Asarco Cyprus common stock ("Asarco Cyprus Shares"), pursuant to an exchange ratio established in the merger agreement between Asarco and Cyprus Amax. Accordingly, each Cyprus Amax Share will be exchanged for 0.765 of an Asarco Cyprus Share.


================================================================================
Example - Part 1: Assume that Pat is a participant in the Thrift Plan and that Pat's Thrift Plan account has been credited with 1,000 Cyprus Amax Shares. Assume further that the shareholders approve the Merger. As a result, effective as of the Merger, the 1,000 Cyprus Amax Shares held in Pat's Thrift Plan account will be converted into 765 Asarco Cyprus Shares (that is, 1,000 x 0.765 = 765).
================================================================================


         $5 Special Payment. If the Merger is approved by shareholders and upon the completion of the Merger, each shareholder of Asarco Cyprus will receive a special payment of $5 for each Asarco Cyprus Share such shareholder owns (the "Special Payment"). The Special Payment will be made to shareholders as soon as possible after the consummation of the Merger.

================================================================================
Example - Part 2: Because Pat's Thrift Plan account has been credited with 765 Asarco Cyprus Shares, Pat's account will be allocated with a Special Payment of $3,825 ($5 x 765 Asarco Cyprus Shares).
================================================================================


         For purposes of the Thrift Plan, the Special Payment will be treated as if it were a dividend payment and will be paid directly into the Thrift Plan. Once contributed to the Thrift Plan, the Trustee of the Thrift Plan, T. Rowe Price, will invest the Special Payment that has been allocated to your Thrift Plan account in the available investment funds in the same proportion as the investment election you have made with respect to your future pre-tax contributions. If you are not making any future pre-tax contributions, then the Special Payment will be invested in the same proportion as the investment election you have made with respect to your future after-tax contributions.


================================================================================
Example - Part 2: Assume that Pat had elected to invest 50% of her future pre-tax contributions in the Science and Technology Fund and the remaining 50% in the Cyprus Amax Common Stock fund. As a result, 50% of the Special Payment allocated to Pat's Thrift Plan account will be invested in the Science and Technology Fund and the remaining 50% will be invested in the Asarco Cyprus Common Stock fund.
================================================================================


         Future Matching Contributions. If the Merger is approved by the shareholders and upon the completion of the Merger, then commencing with the third quarter of 1999, the Company matching contributions made to the Thrift Plan on behalf of any participant who is actively contributing a portion of his/her base salary under the Thrift Plan will be used to purchase Asarco Cyprus Shares. The current restrictions on a participant's ability to redirect the investment of matching contributions allocated to such participant's Thrift Plan account will continue to apply.


================================================================================
Example - Part 3: Assume that Pat has elected to contribute 6% of Pat's $25,000 annual base pay as pre-tax contributions to the Thrift Plan. At the end of the third quarter of 1999, the Company would make a matching contribution to the Thrift Plan on Pat's behalf equal to $187.50 (that is, $25,000 x 6% x 50% x 1/4). The Trustee would use the $187.50 matching contribution to purchase Asarco Cyprus Shares on the open market. Assuming solely for purposes of this example, that the price per Asarco Cyprus Share on the open market at that time is $25, the Trustee would purchase $187.50 worth of Asarco Cyprus Shares (or 7.5 shares). Thus, 7.5 Asarco Cyprus Shares would be allocated to Pat's Thrift Plan account.
================================================================================


                                      * * *

         IMPORTANT: The assumptions made in this memorandum with respect to the price per Asarco Cyprus Share are provided solely for illustration purposes and in no way should be construed as a representation or guarantee of the price of Asarco Cyprus Shares by the Thrift Plan, the Committee, Cyprus Amax, or any other person.

         If the Merger is not approved by majorities of the shareholders of Cyprus Amax and Asarco, the above-described changes will not occur. This memorandum summarizes the material changes to the Thrift Plan that would become effective on the date the Merger is consummated pursuant to the terms of the agreement between Cyprus Amax and Asarco regarding the Merger. You should keep this memorandum with your Summary Plan Description for the Thrift Plan, which is located in the "A Summary of Your Benefits" binder, for future reference.

         The Cyprus Amax Minerals Company Benefits Committee (the "Committee"), as the Thrift Plan Administrator, may adopt, from time to time and at any time, such rules and procedures that it determines to be necessary or desirable with respect to the operation of the Thrift Plan. Cyprus Amax, as the sponsor of the Thrift Plan, and/or the Benefits Committee, within its authority to act on behalf of Cyprus Amax in a settlor (non-fiduciary) capacity, continue to retain the right, within its sole discretion and authority, at any time and from time to time, to amend, modify or eliminate any provision of the Thrift Plan and/or to terminate the Thrift Plan.

         Questions? Please direct any questions you may have about this memorandum or about the Thrift Plan in general to your local Organizational Services representative.



                                                /s/ Chris L. Crowl
                                                --------------------------------
                                                Chris L. Crowl
                                                Director Organizational Services


                                      -3-